UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2011

Shiloh Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

880 Steel Drive, Valley City, Ohio 44280

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(330) 558-2600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

SHILOH INDUSTRIES REPORTS Second Quarter 2011 Results

Item 9.01. Financial Statements and Exhibits

SHILOH INDUSTRIES REPORTS Second Quarter 2011 Results

(a) Financial Statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1	Press Release of Shiloh Industries, Inc. date May 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2011	SHILOH INDUSTRIES, INC.

	By:	/s/ Thomas M. Dugan
		Name:	Thomas M. Dugan
		Title:	Vice President of Finance and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Shiloh Industries, Inc. dated May 27, 2011